SEGMENTATION (Tables)	3 Months Ended
Mar. 31, 2025
SEGMENTATION
Schedule of net income or loss, total assets and liabilities

	March 31,	March 31,
	2025	2024
Cash and cash equivalents	$1,033,596	$127,078
Property and equipment, net	4,481,609	3,807,981
Oil and natural gas properties	652,296	776,816

	Three Months Ended March 31,
	2025	2024
Revenue, net	$326,455	$329,211
Lease operating expenses	260,480	503,560
General and administrative expenses	1,936,654	745,064